SCHEDULE II
                                   INFORMATION WITH RESPECT TO
                      TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                        SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-LANIER WORLDWIDE

                    MJG ASSOCIATES, INC.
                                 1/24/01           50,000-            3.0000
                    GABELLI PERFORMANCE PARTNERS
                                 1/24/01           81,000-            3.0000
                    GABELLI INTERNATIONAL LTD
                                 1/24/01          100,000-            3.0000
                    GAMCO INVESTORS, INC.
                                 1/24/01           70,000-            3.0000
                    GABELLI ASSOCIATES LTD
                                 1/24/01          496,300-            3.0000
                                 1/23/01           30,000             2.9375
                                 1/22/01           10,400             2.9375
                    GABELLI FUND, LDC
                                 1/24/01           40,000-            3.0000
                    GABELLI ASSOCIATES FUND
                                 1/25/01            4,300             2.9375
                                 1/24/01          668,400-            3.0000
                                 1/24/01            4,700             2.9375
                                 1/24/01            7,500             2.9375
                                 1/23/01           16,200             2.9375
                     GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 1/24/01           10,000-            3.0000
                         GABELLI ABC FUND
                                 1/24/01          313,000-            3.0000


          (1) THE TRANSACTIONS ON 1/24/01 WERE IN CONNECTION WITH THE CASH TENDER OFFER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.